                                                                  Exhibit 10.301

                              DORMAN CENTRE ESCROW

     This DORMAN CENTRE ESCROW ("Escrow") is by and between INLAND WESTERN SPARTANBURG, L.L.C., a Delaware limited liability company ("Inland"), LCW SPARTANBURG, L.L.C., a South Carolina limited liability company ("LCW"), and CHICAGO TITLE AND TRUST COMPANY, a Missouri corporation ("CT&T").

                                    RECITALS:

     WHEREAS, LCW and Inland Real Estate Acquisition, Inc., ("IREA") entered into that certain purchase and sale agreement dated November 7, 2003, as amended by that certain Modification of Purchase Agreement dated March 2, 2004 (collectively the "Contract") for the sale and purchase of the approximately 37,200 net rentable square feet of the Dorman Center Shopping Centre located on approximately 9.701 acres of land at Blackstock Road and W.O. Ezell Road, Spartanburg, South Carolina known as Phase II (the " Property"); and

     WHEREAS, the Contract provides that in the event that any space in Phase II is not occupied by a tenant currently paying full rent, common area maintenance ("CAM") charges, real estate taxes and insurance (collectively "rent and pass throughs"), then LCW shall deposit with CT&T an amount equal to the annual rent and pass throughs for each such space; and

     WHEREAS, there are seven (7) spaces in Phase II that require the deposit of the rent and pass throughs as listed on Exhibit "A" attached hereto and made a part hereof.

     NOW, THEREFORE, for and in consideration of the terms and provisions contained in the Contract and the mutual agreements and understandings contained in this Escrow, Inland, LCW and CT&T agree as follows:

     1. All of the above recitals are incorporated herein by reference as if fully restated herein as this paragraph 1.

     2. LCW hereby deposits with CT&T the amounts listed on Exhibit "A" for each of the spaces on Exhibit "A", which amounts represent the rent and pass throughs for each such space from July 16, 2004 through July 15, 2006. Commencing on August 10, 2004 and on the tenth (10th) day of each month thereafter, Inland will report to CT&T the amount of any rent and pass throughs for the applicable month that Inland receives from each tenant that occupies one of the spaces listed on Exhibit "A" and on the date that CT&T receives such report, CT&T shall pay to Inland from this Escrow on a per space basis, the amount per space listed on Exhibit "A" less any amount that Inland reports it has received from a tenant occupying such space. Simultaneously with the payment to Inland each month, CT&T shall also pay to LCW from this Escrow on a per space basis, the amount that Inland reports it has received from a tenant occupying the space, less all unpaid costs and expenses of this Escrow which CT&T shall be entitled to pay itself from the funds to be paid to LCW. If after notifying CT&T of the receipt of any payments from the tenants of the spaces, Inland receives any rent and/or pass throughs for the applicable

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month, then after receiving payment from CT&T, Inland shall pay to LCW the lesser of the CT&T payment for the space or the payments received from the tenant.

     When a tenant occupies a space, is paying full rent and pass throughs for such space, and a final Certificate of Occupancy has been issued for the space, then LCW and Inland shall notify CT&T in writing ("Full Payment Notice") of such fact. Upon receipt of the Full Payment Notice, CT&T shall pay to itself from the remaining funds held in this Escrow for the applicable space all unpaid costs and expenses of this Escrow and shall pay the balance of such funds for such space to LCW. CT&T shall be entitled to act upon a Full Payment Notice sent solely by LCW ten (10) days after receipt thereof provided that with such notice CT&T receives proof that the Full Payment Notice was delivered to and received by Inland and the Full Payment Notice is not contested in a writing by Inland delivered to CT&T before actual pay out by CT&T. The monthly payment of rent and pass throughs will be made either to Inland or LCW as described above by CT&T until: (i) all funds originally deposited into this Escrow have been paid out as described herein, (ii) Inland and LCW mutually direct CT&T to disburse the funds, or any portion thereof, or (iii) a Full Payment Notice from LCW is not contested by Inland and it directs full payment of all sums less costs and expenses held in this Escrow. A sample of the joint written direction authorizing CT&T to disburse funds is attached hereto and made a part hereof as Exhibit "B."

     In addition to the rent and pass throughs deposited by LCW, LCW shall also deposit the amount of the $5.00 per square foot per Exhibit "A" space to pay tenant improvement costs for such spaces and $3.00 per square foot per space to pay leasing commissions to lease such spaces. In addition, LCW shall deposit the additional amounts listed on Exhibit "A" for amounts in excess of the aforesaid deposits which are payable, but not yet due, the tenants therein identified. LCW is responsible for procuring tenants for such spaces and is responsible for the costs and expenses of all tenant improvement and the leasing commissions for such spaces that are incurred or accrued for any lease of an Exhibit "A" space during the period of two years from date of this Escrow. It is agreed between LCW, Inland and CT&T that upon the joint written direction of LCW and Inland, CT&T shall disburse from the funds deposited for tenant improvements and leasing commissions the amounts directed by LCW and Inland, and to the parties designated by LCW and Inland, to pay the tenant improvements and leasing commissions for the spaces listed on Exhibit "A" as they are leased to new tenants.

     3. All funds deposited into this Escrow shall be invested as directed by Inland and LCW jointly provided that on the tenth day of each month at least one full month's rent and pass throughs per space is available for disbursement as described above. The costs and expenses of this Escrow and any investment costs or fees will be paid by LCW either out of the interest earned on the funds deposited herein or out of additional funds deposited herein by LCW. It is agreed between LCW and Inland that interest earned on the original funds deposited into this Escrow can be used to pay the costs and expenses and investment charges of this Escrow. All interest earned on the funds originally deposited into this Escrow shall be assessed to LCW.

     4. Except as to deposits of funds for which CT&T has received express written direction concerning investment or other handling, the parties hereto agree: (i) that CT&T shall be under no duty to invest or reinvest any deposits at any time held by it hereunder; and, further, (ii) that CT&T may commingle such deposits with other deposits or with its own funds in the manner provided for the administration of funds under Section 2-8 of the Corporate Fiduciary Act (205 ILCS 620/2-8), and (iii) that CT&T may use any part or all of such funds for its own benefit without obligation to any party for

                                       2-
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interest or earnings derived thereby, if any; provided, however, nothing herein shall diminish CT&T's obligation to apply the full amount of the deposits in accordance with the terms of these escrow instructions.

          In the event CT&T is requested to invest deposits hereunder, CT&T is not to be held responsible for any loss of principal or interest which may be incurred as a result of making the investments or redeeming said investment for the purposes of this Escrow.

     5. The undersigned hereby authorize and direct CT&T to accept, comply with and obey any and all writs, orders, judgments or decrees entered or issued by any court with or without jurisdiction; and in case CT&T obeys or complies with any such writ, order, judgment or decree of any court, it shall not be liable to any of the parties hereto or any other person, by reason of such compliance, notwithstanding any such writ, order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated. In case CT&T is made a party defendant to any suit or proceedings regarding this Escrow, the undersigned, for themselves, their heirs, personal representatives, successors and assigns, jointly and severally, agree to pay to CT&T, upon written demand, all reasonable costs, attorney's fees and expenses incurred with respect thereto. CT&T shall have a lien on the deposit(s) herein for any and all such reasonable costs, fees and expenses. If said costs, fees and expenses are not paid, then CT&T shall have the right to reimburse itself out of said deposit(s) after providing notice thereof to the other parties hereto.

     6. This Escrow is governed by and is to be construed under the laws of the State of Illinois. This Escrow, amendments or supplemental instructions hereto, may be executed in counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

     7. In the event of a default hereunder on the part of Inland or LCW, the other party may institute litigation against the defaulting party and the prevailing party in such litigation shall be entitled to collect all reasonable costs and expenses thereof, including, without limitation, all reasonable attorney's fees and paralegal fees through all appellate proceedings together with all costs and expenses charged by CT&T as described in this Escrow.

     8. All notices from and to any of the parties to this Escrow shall be in writing and should be served by an overnight courier or express service, such as Federal Express or UPS, and shall be deemed delivered on the day after deposit with such special delivery service or may be served upon the parties by facsimile transmission provided such transmission is completed by 5:00 p.m. on a business day otherwise such notice shall be deemed served at 9:00 a.m. on next succeeding business day:

     Copy to:            LCW Spartanburg, LLC
                         c/o Art Kepes
                         WRS, Inc.
                         2361 South Centennial Avenue
                         Aiken, South Carolina 29803

     Copy to:            Inland Western Spartanburg, L.L.C.
                         c/o H. Dan Bauer

                                       3-

                         Inland Western Retail Real Estate Trust Inc., 2901 Butterfield Road
                         Oak Brook, Illinois 60523
                         Tel: (630) 218-8000
                         Fax: (630) 218-4900

     Copy to:            Nancy Castro
                         Chicago Title Insurance Company
                         171 N. Clark Street, 3rd Floor
                         Chicago, Illinois 60601
                         Tel: (312) 223-2709
                         Fax: (312) 223-2108

     9. As between LCW and Inland only, any conflicts between this Escrow and the Contract are to be interpreted in favor of the Contract. CT&T is not a party to the Contract and is not required to refer to nor interpret the Contract in order to comply with the terms of this Escrow.

                         [SIGNATURES ON FOLLOWING PAGES]

                                       4-

     IN WITNESS WHEREOF, Inland has caused its authorized officer to execute this Escrow this ______ day of _______________, 2004.


                         INLAND WESTERN SPARTANBURG, L.L.C., a
                         Delaware limited liability company

                         By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                         By:         /s/ Valerie Medina
                               -----------------------------
                               Name: Valerie Medina
                               Its:  Assistant Secretary

                                       5-

     IN WITNESS WHEREOF, LCW has caused its authorized officer to execute this Escrow this 14th day of July, 2004


                                    LCW Spartanburg, L.L.C.,
                                    a South Carolina limited liability company
                                    By: WRS Inc., its Manager


                                    By:     /s/ Arthur J. Kepes
                                       ----------------------------------

                                    Its:    ARTHUR J. KEPES V President
                                        ---------------------------------

                                       6-

     IN WITNESS WHEREOF, CT&T has caused its authorized officer to execute this Escrow this 16th day of July, 2004.


                                           CHICAGO TITLE AND TRUST COMPANY,
                                           a Missouri corporation


                                           By:   /s/ Illegible
                                              ----------------------------------
                                                       ILLEGIBLE

                                           Its:  ESCROW ADMINISTRATOR
                                               ---------------------------------

                                           Escrow No.    24020066-003
                                                     ---------------------------

                                       7-

                                   EXHIBIT "A"

                                       8-

                              HOLDBACK CALCULATION

                           For Vacant Space Agreement

                  SF       Rent    CAM/T/I   Annual     Months                  Days
                  --       ----    -------              ------                  ----
Italian Pie      3,200   $ 16.50   $  2.70   $ 61,440       23   $ 117,760.00     16   $ 2,642.58
Vacant Space     1,600   $ 18.00   $  2.70   $ 33,120       23   $  63,480.00     16   $ 1,424.52
Vacant Space     2,500   $ 17.00   $  2.70   $ 49,250       23   $  94,395.83     16   $ 2,118.28
America's Best   3,000   $ 15.50   $  2.70   $ 54,600       23   $ 104,650.00     16   $ 2,348.39
Aim Mail         1,600   $ 17.50   $  2.70   $ 32,320       23   $  61,946.67     16   $ 1,390.11
Advance Check    1,400   $ 17.50   $  2.70   $ 28,280       23   $  54,203.33     16   $ 1,216.34
Vacant Space     4,000   $ 14.00   $  2.70   $ 66,800       23   $ 128,033.33     16   $ 2,873.12

                     Rent       TI/Leasing   TI/Leasing
                   Holdback        Rate       Holdback     TOTAL HOLDBACK
                   --------     ----------   ----------
Italian Pie      $ 120,402.58   $     8.00   $ 25,600.00   $   146,002.58
Vacant Space     $  64,904.52   $     8.00   $ 12,800.00   $    77,704.52
Vacant Space     $  96,514.11   $     8.00   $ 20,000.00   $   116,514.11
America's Best   $ 106,998.39   $     8.00   $ 24,000.00   $   130,998.39
Aim Mail         $  63,336.77   $     8.00   $ 12,800.00   $    76,136.77
Advance Check    $  55,419.68   $     8.00   $ 11,200.00   $    66,619.68
Vacant Space     $ 130,906.45   $     8.00   $ 32,000.00   $   162,906.45
                                                           --------------
                                                           $   776,882.50

                             For Other Leased Spaces

America's Home                                             $    20,000.00
America's Best                                             $     1,500.00
                                                           --------------

                                                               Holdbacks EXHIBIT
1 OF 1

                                    EXHIBIT B

                             JOINT WRITTEN DIRECTION


TO:    Chicago Title and Trust Company
       Attn: _________________________
       171 N. Clark Street
       Chicago, Illinois 60601

RE:    Dorman Centre Escrow No. _______________________

Dear ___________________:

       You are hereby authorized and directed to withdraw $_________________from Escrow No. _________________ and pay same to _________________________________.

                                      INLAND Western Spartanburg, L.L.C., a
                                      Delaware limited liability company


                                      By:
                                         ------------------------------------

                                      Its:
                                          -----------------------------------


                                      LCW Spartanburg L.L.C.,
                                      a South Carolina limited liability company


                                      By:
                                         ------------------------------------

                                      Its:
                                          -----------------------------------

                                       9-

                              HOLDBACK CALCULATION

                           For Vacant Space Agreement

                  SF       Rent    CAM/T/I    Annual    Months                  Days
                  --       ----    -------              ------                  ----
Italian Pie      3,200   $ 16.50   $  2.70   $ 61,440       23   $ 117,760.00     16   $ 2,642.58
Vacant Space     1,600   $ 18.00   $  2.70   $ 33,120       23   $  63,480.00     16   $ 1,424.52
Vacant Space     2,500   $ 17.00   $  2.70   $ 49,250       23   $  94,395.83     16   $ 2,118.28
America's Best   3,000   $ 15.50   $  2.70   $ 54,600       23   $ 104,650.00     16   $ 2,348.39
Aim Mail         1,600   $ 17.50   $  2.70   $ 32,320       23   $  61,946.67     16   $ 1,390.11
Advance Check    1,400   $ 17.50   $  2.70   $ 28,280       23   $  54,203.33     16   $ 1,216.34
Vacant Space     4,000   $ 14.00   $  2.70   $ 66,800       23   $ 128,033.33     16   $ 2,873.12

                     Rent       TI/Leasing   TI/Leasing
                   Holdback        Rate       Holdback     TOTAL HOLDBACK
                   --------     ----------   ----------
Italian Pie      $ 120,402.58   $     8.00   $ 25,600.00   $   146,002.58
Vacant Space     $  64,904.52   $     8.00   $ 12,800.00   $    77,704.52
Vacant Space     $  96,514.11   $     8.00   $ 20,000.00   $   116,514.11
America's Best   $ 106,998.39   $     8.00   $ 24,000.00   $   130,998.39
Aim Mail         $  63,336.77   $     8.00   $ 12,800.00   $    76,136.77
Advance Check    $  55,419.68   $     8.00   $ 11,200.00   $    66,619.68
Vacant Space     $ 130,906.45   $     8.00   $ 32,000.00   $   162,906.45
                                                           --------------
                                                           $   776,882.50

                             For Other Leased Spaces

America's Home                                             $    20,000.00
America's Best                                             $     1,500.00
                                                           --------------

                                                               Holdbacks EXHIBIT
10 OF 17

                              HOLDBACK CALCULATION

                           For Vacant Space Agreement

                  SF       Rent    CAM/T/I    Annual    Months                  Days
                  --       ----    -------              ------                  ----
Italian Pie      3,200   $ 16.50   $  2.70   $ 61,440       23   $ 117,760.00     16   $ 2,642.58
Vacant Space     1,600   $ 18.00   $  2.70   $ 33,120       23   $  63,480.00     16   $ 1,424.52
Vacant Space     2,500   $ 17.00   $  2.70   $ 49,250       23   $  94,395.83     16   $ 2,118.28
America's Best   3,000   $ 15.50   $  2.70   $ 54,600       23   $ 104,650.00     16   $ 2,348.39
Aim Mail         1,600   $ 17.50   $  2.70   $ 32,320       23   $  61,946.67     16   $ 1,390.11
Advance Check    1,400   $ 17.50   $  2.70   $ 28,280       23   $  54,203.33     16   $ 1,216.34
Vacant Space     4,000   $ 14.00   $  2.70   $ 66,800       23   $ 128,033.33     16   $ 2,873.12

                     Rent       TI/Leasing   TI/Leasing
                   Holdback        Rate       Holdback     TOTAL HOLDBACK
                   --------     ----------   ----------
Italian Pie      $ 120,402.58   $     8.00   $ 25,600.00   $   146,002.58
Vacant Space     $  64,904.52   $     8.00   $ 12,800.00   $    77,704.52
Vacant Space     $  96,514.11   $     8.00   $ 20,000.00   $   116,514.11
America's Best   $ 106,998.39   $     8.00   $ 24,000.00   $   130,998.39
Aim Mail         $  63,336.77   $     8.00   $ 12,800.00   $    76,136.77
Advance Check    $  55,419.68   $     8.00   $ 11,200.00   $    66,619.68
Vacant Space     $ 130,906.45   $     8.00   $ 32,000.00   $   162,906.45
                                                           --------------
                                                           $   776,882.50

                             For Other Leased Spaces

America's Home                                             $    20,000.00
America's Best                                             $     1,500.00
                                                           --------------

                                                               Holdbacks EXHIBIT
1 OF 1

                                    EXHIBIT B

                             JOINT WRITTEN DIRECTION


TO:    Chicago Title and Trust Company
       Attn: _________________________
       171 N. Clark Street
       Chicago, Illinois 60601

RE:    Dorman Centre Escrow No. _______________________

Dear ___________________:

       You are hereby authorized and directed to withdraw $_________________from Escrow No. _________________ and pay same to _________________________________.

                                      INLAND Western Spartanburg, L.L.C., a
                                      Delaware limited liability company


                                      By:
                                         -------------------------------------

                                      Its:
                                          ------------------------------------


                                      LCW Spartanburg L.L.C.,
                                      a South Carolina limited liability company


                                      By:
                                         -------------------------------------

                                      Its:
                                          ------------------------------------

                                       9-